REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 30, 2026 (the “Execution Date”), is entered into by and between IQSTEL, Inc., a corporation incorporated in the State of Delaware (the “Company”), and M2B Funding Corp., a Florida company (together with its permitted assigns, the “Investor”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in that certain Equity Purchase Agreement by and between the parties hereto, dated as of the Execution Date (as amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Investor up to Fifty Million Dollars ($50,000,000.00) of Put Shares and, to induce the Investor to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.                  DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.                   “Investor” means the Investor, any transferee or assignee thereof to whom the Investor assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement, and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement.

b.                  “Person” means any individual or entity, including, but not limited to, any corporation, limited liability company, association, partnership, organization, business, individual, governmental or political subdivision thereof, or governmental agency.

c.                   “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and/or pursuant to Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

d.                  “Registrable Securities” means all of the (i) Execution Shares, (ii) Put Shares which have been, or which may, from time to time be issued, including without limitation all of the shares of Common Stock which have been issued or will be issued to the Investor under the Purchase Agreement (without regard to any limitation or restriction on purchases) and (iii) any and all shares of capital stock issued or issuable with respect to the Put Shares, Execution Shares, and the Purchase Agreement as a result of any stock split, combination, stock dividend, recapitalization, exchange, or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement.

e.                   “Registration Statement” means one or more registration statements of the Company on Form S-1 covering the resale of the Registrable Securities including the Initial Registration Statement and any New Registration Statement or Other Registration Statement (each as defined herein).

2.                  REGISTRATION.

a.                   Mandatory Registration. The Company shall, by the date that is ninety (90) calendar days following the Execution Date, file with the SEC an initial Registration Statement on Form S-1 covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations, and interpretations so as to permit the resale of such Registrable Securities by the Investor, including, but not limited to, under Rule 415 at then-prevailing market prices (and not fixed prices) (the “Initial Registration Statement”). The Initial Registration Statement shall register only Registrable Securities. The Company shall use its commercial best efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC at the earliest possible date, but in no event later than one hundred and eighty (180) days following the Execution Date.

b.                  Rule 424 Prospectus. In addition to the Initial Registration Statement, the Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, such prospectuses and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under each Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectuses prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon any prospectus within two (2) business days from the date the Investor receives the final pre-filing version of such prospectus.

c.                   Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Initial Registration Statement or file a new Registration Statement (a “New Registration Statement”) so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(e)) as soon as practicable, but in any event not later than ten (10) business days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415. The Company shall use its commercial best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof. In the event that any of the Registrable Securities are not included in the Initial Registration Statement, or have not been included in any New Registration Statement, and the Company files any other registration statement under the Securities Act (other than on Form S-4, Form S-8, or with respect to other employee related plans or rights offerings), then the Company shall use its commercial best efforts to also include in such other registration

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statement such Registrable Securities that have not been previously Registered (such other registration statement that Registers Registrable Securities, an “Other Registration Statement”).

d.                  Effectiveness. The Investor and its counsel shall have a reasonable opportunity to review and comment upon any Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all reasonable comments. The Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its commercial best efforts to keep all Registration Statements effective, including, but not limited to, pursuant to Rule 415 and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the earlier of:

(i)                 the date as of which the Investor may sell all of the Registrable Securities without any restrictions (including any restrictions under Rule 144(c) or Rule 144(i)); and

(ii)               the date on which the Investor shall have sold all the Registrable Securities covered thereby and no Put Shares remain issuable under the Purchase Agreement (the “Registration Period”).

In the event that any Registration Statement filed hereunder is no longer effective and Rule 144 is available for sales of the Registrable Securities, the Company shall provide an opinion upon request of the Investor that the Investor may sell any such Registrable Securities held by the Investor pursuant to Rule 144 with all costs related to such opinion to be borne by the Company. Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

e.                   Offering. If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become or remain effective and be used for resales by the Investor under Rule 415 at then-prevailing market prices (and not fixed prices) by comment letter or otherwise or, if after the filing of the Initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Initial Registration Statement (with the prior consent, which shall not be unreasonably withheld, delayed, or denied of the Investor and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectuses contained therein are available for use by the Investor. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the

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Investor’s obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(e).

f.                    Liquidated Damages. If: (i) the Initial Registration Statement is not filed in accordance with Section 2(a) above (if the Company files the Initial Registration Statement without affording the Investor the opportunity to review (and, with respect to disclosure on the Investor, to comment) on the same as required by Section 3(b) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the SEC in accordance with Section 2(a) above, or (iv) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Investor is otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities, for more than thirty (30) consecutive calendar days or more than an aggregate of forty five (45) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iii), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iv) the date on which such thirty (30) or forty five (45) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Investor may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured or, if earlier, the Company shall pay to the Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 0.0025 multiplied by the Maximum Commitment Amount; provided, however, that the Company shall not be required to make any payments with respect to Registrable Securities which may be freely tradable pursuant to Rule 144 or any other exemption from registration under the Securities Act. The parties agree that the maximum aggregate liquidated damages payable to the Investor under this Agreement shall be 12% of the Maximum Commitment Amount. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

3.                  RELATED OBLIGATIONS.

With respect to a Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on any Other Registration Statement, the Company shall use its commercial best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

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a.                   The Company shall prepare and file with the SEC such amendments (including post-effective amendments on Form S-1) and supplements to any Registration Statement and any Other Registration Statement and the prospectus used in connection with such Registration Statement and Other Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or applicable Other Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b.                  The Company shall permit the Investor to review and comment upon each Registration Statement or any Other Registration Statement and all amendments and supplements thereto at least two (2) business days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects; provided, however, that any delay in the Investor or its counsel review of the Registration Statement beyond the two (2) business day period shall extend the deadlines set forth in Section 2(a) of this Agreement by such delay period. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any Other Registration Statement and any amendments or supplements thereto within two (2) business days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge, and within one (1) business day, any comments and/or any other correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement or any Other Registration Statement. The Company shall respond to the SEC or the Staff, as applicable, regarding the resolution of any such comments and/or correspondence as promptly as practicable and in any event within two weeks upon receipt thereof.

c.                   Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor. For the avoidance of doubt, any filing available to the Investor via the SEC’s live EDGAR system shall be deemed “furnished to the Investor” hereunder.

d.                  The Company shall use commercial best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of New York, Delaware, and such other jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post- effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to

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qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.                   As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment thereto has become effective (notification of such effectiveness shall be delivered to the Investor by e-mail or facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f.                    The Company shall use its commercial best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose. In addition, if the Company shall receive any comment letter from the SEC relating to any Registration Statement under which Registrable Securities are Registered, the Company shall notify the Investor of the issuance of such order and use its commercial best efforts to address such comments in a manner satisfactory to the SEC.

g.                  The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

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h.                   The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of DWAC Shares representing the Registrable Securities to be offered pursuant to any Registration Statement.

i.                    The Company shall at all times maintain the services of its Transfer Agent and registrar with respect to its Common Stock.

j.                    If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information relating solely to the Investor as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post- effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

k.                  The Company shall use its commercial best efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l.                    Within one (1) business day after any Registration Statement which includes Registrable Securities is declared effective by the SEC, or any prospectus supplement or post-effective amendment including Registrable Securities is filed with the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the Transfer Agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A. Thereafter, if requested by the Investor at any time, the Company shall require its counsel to deliver to the Investor a written confirmation whether or not (i) the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order), (ii) any comment letter has been issued by the SEC, and (iii) whether or not the Registration Statement is current and available to the Investor for sale of all of the Registrable Securities.

m.                The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any Registration Statement.

4.                  OBLIGATIONS OF THE INVESTOR.

a.                   The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any Registration Statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company

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may reasonably request. Notwithstanding the foregoing, the Registration Statement shall contain the “Selling Stockholder” and “Plan of Distribution” sections, each in substantially the form provided to the Company by the Investor.

b.                  The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

c.                   The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of Section 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until withdrawal of a stop order contemplated by Section 3(f) or the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e). Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to issue DWAC Shares promptly in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which the Investor has not yet settled.

5.                  EXPENSES OF REGISTRATION.

All reasonable Registration expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings, or qualifications pursuant to Sections 2 and 3, including, without limitation, all Company registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company (but not counsel for the Investor) shall be paid by the Company.

6.                  INDEMNIFICATION.

a.                   To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls or is under common control with the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor, and each Person, if any, who is an “affiliate” of the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement, or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing, or defending any action, claim, suit, inquiry, proceeding, investigation, or appeal taken from the foregoing by or before any court or governmental, administrative, or other regulatory agency, body, or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any Other Registration Statement or any post-effective amendment thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements

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therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or any Other Registration Statement, or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of a Registration Statement, any Other Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed, denied, or conditioned. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

b.                  Each Investor agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), and each other Investor, each of such other Investor’s respective direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any Losses resulting from (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Investor’s Registrable Securities were Registered under the Securities Act (including any

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final, preliminary or summary prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein, which shall include any information that has been deemed to be a part of any prospectus under Rule 159 under the Securities Act), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement (including, without limitation, any written information provided for inclusion in the Registration Statement) and was known to be untrue by the Investor at the time it was furnished.

c.                Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and to the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Indemnified Person shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, Claim or proceeding effectuated without its written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 6, except to the extent that the Company is prejudiced in its ability to defend such action.

d.                  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.                  The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

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7.                  CONTRIBUTION.

To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.                  REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

Notwithstanding any other provision contained herein to the contrary, during such times that the Registration Statement is not available for resales of Registrable Securities held by the Investor, with a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a.                   make and keep “current public information” available, as such term is understood and defined in Rule 144;

b.                  file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

c.                   furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and

d.                  take such additional action as is reasonably requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions, and instructions to the Company’s Transfer Agent as may be requested from time to time by the Investor at the Company’s expense and otherwise fully cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9.                  ASSIGNMENT OF REGISTRATION RIGHTS.

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The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, or any Investor as assignee pursuant to this Section 9. The Investor, or any Investor, may not assign its rights under this Agreement without the written consent of the Company other than to an affiliate of such Investor.

10.               AMENDMENT OF REGISTRATION RIGHTS.

No provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11.               REPRESENTATIONS AND WARRANTIES.

a.                   Due Authorization. The Company has the requisite power and authority to enter into this Agreement and to perform and consummate the transactions contemplated hereby and the execution and delivery by the Company of this Agreement and the performance and consummation of the transactions contemplated hereby (i) are within the power and authority of the Company and (ii) have been duly authorized by all necessary action of the Company. This Agreement has been duly and validly executed and delivered by the Company. Assuming the due authorization, execution, and delivery by the Investors of this Agreement, this Agreement constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies and the public policy underlying such laws, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 6 of this Agreement, may be limited by federal or state securities law or the public policy underlying such laws. The Company’s Board of Directors, at a duly called meeting or by a written consent, has unanimously adopted and approved this Agreement and the transactions contemplated hereby, and no other corporate actions on the part of the Company are necessary in connection with the authorization, execution and delivery of this Agreement by the Company and the performance by the Company of the transactions contemplated hereby.

b.                  No Conflicts. The execution, delivery and performance of this Agreement by the Company and the performance by the Company, or the consummation, of the transactions contemplated by this Agreement and the compliance by the Company with the terms of this Agreement do not and will not conflict with or do not result and will not result in any breach or violation of any of the terms or provisions of, or do not constitute or will not constitute a default under, do not cause or will not cause (or do not permit or will not permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or do not result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company pursuant to the terms of (i) the charter or bylaws or other applicable organizational documents of the Company; (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders’ agreement, note agreement or other material agreement or instrument to which the Company is a party or by which it is bound or to which its respective property is subject; or (iii)

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any law, statute, judgment, decree, order, rule or regulation applicable to the Company of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or its activities or properties.

c.                   Consents and Approvals. No consent, approval, authorization, order, registration, notice, filing, license, recording, or qualification of or with any court, government, or governmental agency or body, domestic or foreign, having jurisdiction (other than under the Securities Act) over the Company or any of its Subsidiaries or any of their properties, is required for the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby.

d.   Acknowledgment Regarding Investors’ Acquisition of Common Stock. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor’s acquisition of Common Stock. The Company further represents to each of the Investors that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

11.               MISCELLANEOUS.

a.                   A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices, or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice, or election received from the registered owner of such Registrable Securities.

b.                  Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company: IQSTEL Inc.

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134

(954) 951-8191

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Attention: Leandro Iglesias E-mail: xxxx@iqstel.com

With mandatory copies (which shall not constitute notice) to: The Doney Law Firm

3651 Lindell Rd Ste D121 Las Vegas, NV 89103 (702) 982-5686

Attention: Scott Doney

E-mail: xxxxxx@doneylawfirm.com

If to the Investor:

M2B Funding Corp.

66 W Flagler St., Suite 900 #10189

Miami, FL 33130

Attention: Daniel Kordash, President E-mail: xxxx@M2BFunding.com with a mandatory copy to (which shall not constitute notice) to: Clark Hill LLP

555 South Flower Street, 24th Floor Los Angeles, CA 90071

Attention: Randolf Katz

E-mail: xxxx@clarkhill.com

and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email account containing the time, date, recipient email address, as applicable, and an image of the first page of such transmission, or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii), or (iii) above, respectively.

c.                   All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada.

d.                  Any disputes, claims, or controversies hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein shall be referred to and resolved solely and exclusively by binding arbitration to be conducted before the JAMS, or its successor pursuant the expedited procedures set forth in the JAMS Comprehensive Arbitration Rules and

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Procedures (the “Rules”), including Rules 16.1 and 16.2 of those Rules. The arbitration shall be held in Miami, Florida, before a tribunal consisting of three (3) arbitrators each of whom will be selected in accordance with the “strike and rank” methodology set forth in Rule 15. Either party to this Agreement may, without waiving any remedy under this Agreement, seek from any federal or state court sitting in the Southern District of Florida any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal. The costs and expenses of such arbitration shall be paid by and be the sole responsibility of the Company, including but not limited to the Investor’s attorneys’ fees and each arbitrator’s fees. The arbitrators’ decision must set forth a reasoned basis for any award of damages or finding of liability. The arbitrators’ decision and award will be made and delivered as soon as reasonably possible and in any case within sixty (60) days’ following the conclusion of the arbitration hearing and shall be final and binding on the parties and may be entered by any court having jurisdiction thereof.

e.                   If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

f.                    TO THE MAXIMUM PERMITTED BY LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

g.                  This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

h.                  Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

i.                    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

j.                    This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

k.                  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the

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intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l.                    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

m.                This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Execution Date.

IQSTEL, INC.

By: /s/ Leandro Iglesias

Name: Leandro Iglesias

Title: CEO

M2B Funding Corp.

By: /s/ Daniel Kordash

Name: Daniel Kordash

Title: President

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